UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2025

Red Rock Acquisition Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Fort Street, PO Box 500 Grand Cayman, Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

(345) 769-4909

(Registrant’s telephone number, including area code)

Hennessy Capital Investment Corp. VI

195 US HWY 50, Suite 309

Zephyr Cove, Nevada 89448

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	OTC Pink
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	OTC Pink
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 17, 2024, Red Rock Acquisition Corporation, a Delaware corporation formerly known as Hennessy Capital Investment Corp. VI (the “Company”), Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Midas SPAC Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Company Merger Sub”), and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”), entered into a business combination agreement (as amended on December 6, 2024 and April 14, 2025, the “Business Combination Agreement”). Capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Business Combination Agreement.

On May 6, 2025, the Company held a special meeting of its stockholders (the “Special Meeting”) during which the Company’s stockholders approved the proposal to approve the Business Combination (as defined below) and the other proposals related thereto. In connection with the Business Combination, holders of 3,168,984 shares of Class A common stock of the Company, par value $0.0001 per share (“SPAC Class A Common Stock”), exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share, for an aggregate redemption amount of approximately $34.5 million.

On June 5, 2025 (the “Closing Date”), the parties to the Business Combination Agreement consummated (the “Closing”) the transactions contemplated by the Business Combination Agreement (the “Business Combination”), which resulted in, among other things: (i) Company Merger Sub merging with and into Greenstone (the “Company Merger”), with Greenstone being the surviving entity of the Company Merger and becoming a wholly-owned subsidiary of PubCo; (ii) immediately following the Company Merger, SPAC Merger Sub merging with and into the Company (the “SPAC Merger” and, together with the Company Merger, the “Mergers”), with the Company being the surviving entity of the SPAC Merger and becoming a wholly-owned subsidiary of PubCo; and (iii) at the effective time of the Mergers (a) each unit of the Company issued and outstanding immediately prior to the effective time of the SPAC Merger automatically was detached and the holder thereof was issued one share of SPAC Class A Common Stock and one-third of a warrant of the Company exercisable for one share of SPAC Class A Common Stock (each, a “SPAC Warrant”) in accordance with the terms of the Company’s unit, (b) each issued and outstanding share of common stock of the Company, par value $0.0001 per share, was cancelled in exchange for the right to receive one ordinary share of PubCo, par value $0.0001 per share (each, a “PubCo Ordinary Share”), (c) each outstanding SPAC Warrant became exercisable for one PubCo Ordinary Share on the same terms and conditions (each, a “PubCo Warrant”), and (d) the ordinary shares in the capital of Greenstone, par value $1.00 per share, that were issued and outstanding before Closing were exchanged for an aggregate of 48,869,960 newly issued PubCo Ordinary Shares and the right to receive up to 30.0 million PubCo Ordinary Shares upon the satisfaction of certain milestones.

The PubCo Ordinary Shares and PubCo Warrants are expected to commence trading on the Nasdaq Global Market and the Nasdaq Capital Market, respectively, under the symbols “NAMM” and “NAMMW,” respectively, on June 6, 2025.

The foregoing description of the Business Combination Agreement and Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights and Lock-up Agreement

On the Closing Date, PubCo, certain former stockholders of the Company (including the Sponsor) and certain former shareholders of Greenstone (such applicable former Company stockholders and Greenstone shareholders, collectively, the “Holders”) entered into a Registration Rights and Lock-up Agreement (the “Registration Rights and Lock-up Agreement”) pursuant to which, among other things, PubCo granted the Holders customary demand and piggyback registration rights. In addition, the Holders, other than one former shareholder of Greenstone, agreed not to transfer for a period of 12 months after the Closing Date any equity in PubCo acquired by such person in connection with the Business Combination (such equity, “Lock-up Shares”), subject to exceptions, provided that (x) 50% of the Lock-up Shares will be released on such date on which the last reported sale price of the PubCo Ordinary Shares equals or exceeds $12.50 per PubCo Ordinary Share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing Date; and (y) the other 50% of the Lock-up Shares will be released on the date on which the last reported sale price of the PubCo Ordinary Shares equals or exceeds $15.00 per PubCo Ordinary Share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing Date.

Pursuant to the Registration Rights and Lock-up Agreement, PubCo agreed to, within 15 business days after the Closing Date, file with the SEC (at PubCo’s sole cost and expense) a registration statement registering the resale of the registrable securities held by the Holders and to use its reasonable best efforts to have the registration statement declared effective as soon as practicable after the initial filing thereof, but in no event later than 10 calendar days after the SEC notifies PubCo that the SEC will not review the registration statement or that the registration statement will not be subject to further review and comment.

The foregoing description of the Registration Rights and Lock-Up Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Assumption Agreement

At Closing, the Company, PubCo, and Continental Stock Transfer & Trust Company (“Continental”) entered into a Warrant Assumption Agreement (the “Warrant Assumption Agreement”), pursuant to which the Company assigned to PubCo all of its rights, interests, and obligations in and under the Warrant Agreement, dated September 28, 2021, by and between the Company and Continental (as amended, the “Warrant Agreement”), and the terms and conditions of such Warrant Agreement were amended so that, upon the effectiveness of the Warrant Assumption Agreement, the SPAC Warrants became PubCo Warrants.

The foregoing description of the Warrant Assumption Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

As of Closing, that certain Letter Agreement, dated September 28, 2021, by and among the Company, the Sponsor and certain of the Sponsor’s current and former officers and directors, was terminated by the parties thereto.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2025, in connection with the Closing, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that the SPAC Class A Common Stock, SPAC Public Warrants and SPAC Units (collectively, the “SPAC Securities”) were to be delisted and deregistered under Section 12(b) of the Exchange Act. The deregistration will become effective 10 days from the filing of the Form 25. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the SPAC Securities under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the SPAC Securities.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosures set forth in the Introductory Note, Item 1.01, Item 3.01, Item 5.01 and Item 5.03 are incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosures set forth in the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated by reference into this Item 5.01.

As a result of the Business Combination, a change in control of the Company occurred. At the effective time of the SPAC Merger, all the property, rights, privileges, agreements, powers and franchises, liabilities and duties of SPAC Merger Sub and the Company became the property, rights, privileges, agreements, powers and franchises, liabilities and duties of the Company (as the surviving entity of the SPAC Merger), which became a direct and wholly-owned subsidiary of PubCo.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing, each of the existing directors and officers of the Company resigned and ceased to serve in such capacities of the Company. These resignations were not a result of any disagreement between the Company and its directors and officers. Following the consummation of the Business Combination, Ibrahima Sory Tall was appointed as the sole director and President of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2025, the Company filed a Certificate of Merger with the Delaware Secretary of State which, among other things, amended and restated the Company’s certificate of incorporation as in effect immediately prior to the SPAC Merger and changed the Company’s name from “Hennessy Capital Investment Corp. VI” to “Red Rock Acquisition Corporation.” A copy of the Company’s amended and restated certificate of incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, following the SPAC Merger, the Company’s bylaws as in effect immediately prior to the SPAC Merger were amended and restated. A copy of the amended and restated bylaws of the Company is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1#	Business Combination Agreement, dated as of June 17, 2024, by and among Hennessy Capital Investment Corp. VI, Namib Minerals, Midas SPAC Merger Sub Inc., Cayman Merger Sub Ltd., and Greenstone Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on June 18, 2024).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of December 6, 2024, by and among Hennessy Capital Investment Corp. VI, Namib Minerals, Midas SPAC Merger Sub Inc., Cayman Merger Sub Ltd., and Greenstone Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on December 9, 2024).
2.3	Amendment No. 2 to the Business to the Business Combination Agreement, dated as of April 14, 2025, by and among Hennessy Capital Investment Corp. VI, Namib Minerals, Midas SPAC Merger Sub Inc., Cayman Merger Sub Ltd., and Greenstone Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on April 15, 2025).
3.1*	Amended and Restated Certificate of Incorporation of Red Rock Acquisition Corporation.
3.2*	Amended and Restated Bylaws of Red Rock Acquisition Corporation.
4.1*	Warrant Assumption Agreement, dated June 5, 2025, by and among Namib Minerals, Hennessy Capital Investment Corp. VI and Continental Stock Transfer & Trust Company.
10.1*	Registration Rights and Lock-up Agreement, dated as of June 5, 2025, by and among Namib Minerals, Hennessy Capital Partners VI LLC, Red Rock Acquisition Corporation, and certain securityholders of Namib Minerals party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

#	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Red Rock Acquisition Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROCK ACQUISITION CORPORATION

By:	/s/ Ibrahima Sory Tall
Name:	Ibrahima Sory Tall
Title:	President

Dated: June 5, 2025